SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report October 22, 2007



                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Maryland                    000-22961                 52-1595772
         --------                    ---------                 ----------

(State or other jurisdiction   (Commission File No.)          (IRS Employer
     of incorporation)                                    Identification Number)


                  1000 Bestgate Road, Annapolis, Maryland 21401
                  ---------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (410) 224-4455
                                                      -------------


                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report)

 ------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-14c))

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Item 5.03         Amendments to Articles of Incorporation or Bylaws;
---------         --------------------------------------------------
                  Change in Fiscal Year.
                  ----------------------

                  On October 19, 2007, the board of directors of Annapolis Bancorp, Inc. (the "Company") adopted Amended and Restated Bylaws. The amendments, effective immediately, were made primarily to enable the Company to be direct registration system ("DRS") eligible, as required by The NASDAQ Stock Market rules, by January 1, 2008. DRS refers to a system by which securities may be held in book-entry form without a certificate. Previously, Article VII of the Company's Bylaws required the Company's securities to be represented by a certificate. As amended, Article VII of the Bylaws permits the Company to issue certificated or uncertificated shares.

                  Article VII was also amended by the board of directors to reflect the relevant provisions of Maryland law with respect to signatures on stock certificates, payment for shares and fractional shares. As amended,
Article VII: (i) sets forth all of the officers of the Company that are authorized and required to sign stock certificates, which list mirrors that in the applicable Maryland statute, (ii) provides that stock consideration must be approved by board resolution; and (iii) adds a new provision incorporating the Maryland statute governing the issuance of fractional stock.

                  The Company's Amended and Restated Bylaws are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits
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(d)    Exhibits

Exhibit                 Description
-------                 -----------

99.1 Amended and Restated Bylaws of Annapolis Bancorp, Inc., filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             ANNAPOLIS BANCORP, INC.


Dated: October 22, 2007

                                       /s/ Richard M. Lerner
                                       -------------------------------
                                       Richard M. Lerner,
                                       Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit                 Description
-------                 -----------

99.1                    Amended and Restated Bylaws of Annapolis Bancorp, Inc.